Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Western Uranium & Vanadium Corp. (the “Company”) for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2024

	By:	/s/ George Glasier
	Name:	George Glasier
	Title:	Chief Executive Officer and President
(Principal Executive Officer)

Date: November 14, 2024

	By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)